AXP(R)
     Large Cap
         Value
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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


(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 12 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's new Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. These changes include the hiring of several new portfolio managers and investment leaders and the addition of eight sub-advised funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

If you were a shareholder of record on September 14, you will receive a proxy statement for a shareholder meeting to be held on November 13, 2002. Please take time to consider each proposal and vote promptly.

On behalf of the Board,

Arne H. Carlson


CONTENTS

From the Chairman                                        2

Economic and Market Update                               3

Fund Snapshot                                            5

Questions & Answers with Portfolio Management            6

Investments in Securities                                9

Financial Statements                                    13

Notes to Financial Statements                           16

Independent Auditors' Report                            24

Board Members and Officers                              25

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2 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

Major U.S. financial markets lost ground for the three-month period ending July 31, 2002, although a late rally put them above earlier lows. The same factors that have driven markets down for most of the year so far were still in play during this period. These include concerns about the truthfulness of accounting practices and the perception that stocks remain too expensive relative to company earnings. I expect we'll need to see consistent improvement in earnings before stocks rebound significantly. If corporate revenue growth becomes apparent and widespread, it will effectively make stock valuations cheaper. Increased demand should then have a positive impact on prices.

Economic fundamentals have continued to look positive despite volatility in the financial markets. Inflation and interest rates remain low, unemployment and job growth are at reasonable levels, and there are signs that business spending is beginning to pick up. In addition, a weaker dollar should help U.S. companies that export goods overseas, even though it crimps our wallets when we travel abroad. These and other factors make it highly unlikely that we will experience a so-called "double-dip" recession. I remain optimistic about the direction of the economy and believe that, eventually, markets will start paying attention to these very favorable conditions.

Nevertheless, we should remember that risk still exists. For one, bonds have been experiencing their own bear market. This has created something of a credit crunch for businesses, as liquidity declines and spreads widen. Related to this has been a crisis of confidence -- the unfortunate legacy of recent corporate scandal. In some cases, investors who thought they were buying high-quality corporate bonds were actually getting riskier high-yield securities due to dishonest accounting. Everyone agrees that some type of reform is needed, but the challenge for regulators will be to discourage misleading practices without sacrificing entrepreneurial incentive. Prudent regulation will boost confidence, while misguided efforts will simply make markets less efficient.

What I think all investors need to understand is that we're still working through the excess capacity and inflated demand forecasts that were created in the late `90s. This process has been painful, but it has helped to reorient expectations to levels that are more sustainable. Historically speaking, the late `90s were an aberration and will likely not be repeated soon.

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3 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Economic and Market Update

However, a more sober outlook need not be cause for special concern. We should all ask ourselves, "Have my goals changed in the last couple of years?" For many of us, the answer will be "no." If you're saving for long-term goals like retirement, I would still advise a substantial weighting in equities for your portfolio. Over time, stocks will probably continue to outperform bonds or other investments. And if you're in retirement or getting close, you may want to invest more heavily in bonds and cash, with a smaller portion devoted to equities.

See your financial advisor or retirement plan administrator for more information about different types of securities and asset allocation.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

KEY POINTS

-- Economic fundamentals remain positive.

-- Credit "crunch" for business sector persists.

-- Re-evaluation of personal financial goals key.

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4 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF JULY 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                             Bob Ewing
Tenure/since                                                       6/02
Years in industry                                                    14

FUND OBJECTIVE

AXP Large Cap Value Fund seeks to provide shareholders with long-term growth of capital.

Inception dates

A: 6/27/02        B: 6/27/02        C: 6/27/02       Y: 6/27/02

Ticker symbols

A:--              B:--              C:--             Y:--

Total net assets                                           $5.4 million
Number of holdings                                    approximately 170

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                    LARGE
                       MEDIUM  SIZE
                       SMALL

PORTFOLIO ASSET MIX

Percentage of portfolio assets

(pie graph)

Common stocks 90.7%

Cash equivalents 9.3%

TOP FIVE SECTORS

Percentage of portfolio assets

Banks and savings & loans                                          11.8%
Financial services                                                  9.8
Energy                                                              7.9
Health care                                                         6.8
Retail                                                              4.7

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup                                                           3.5%
ChevronTexaco                                                       2.3
Philip Morris                                                       2.2
Bank of America                                                     2.1
American Intl Group                                                 1.9
Exxon Mobil                                                         1.6
Conoco                                                              1.6
Wells Fargo                                                         1.6
Freddie Mac                                                         1.5
Verizon Communications                                              1.4

Fund holdings are subject to change.

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5 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did the Fund perform for the period under review? (From June 27, 2002, when the Fund's shares became publicly available, through July 31, 2002)

A: We are reasonably satisfied with the Fund's relative performance so early in its operations. For the period under review, the Fund returned -7.75%, (Class A shares, excluding sales charges) slightly outperforming its peer group, the Lipper Large-Cap Value Funds Index, which returned -8.64% for the same period. The Russell 1000(R) Value Index returned -9.30% for the same time period.

Q: Although the Fund is quite new, please discuss attributes to performance for the period under review, as well as any significant changes you have made to the portfolio.

A: Soft corporate earnings, valuation concerns, investor cynicism and accounting questions characterized the large-cap equity market during the second quarter of 2002. As investors grappled with a myriad of concerns, the markets remained volatile and stock prices continued to move lower. For the period, the Fund's value-oriented investment process proved to be a key contributor to the Fund's performance.

    As we began pursuing our investment objective -- to identify stocks that are out of favor yet remain fundamentally sound with reasonable earnings growth prospects -- a somewhat conservative approach aided the Fund's performance. The Fund was positioned with low exposure to expensive technology stocks, which helped performance.

(bar graph)
         PERFORMANCE COMPARISON
    For the period ended July 31, 2002

  0%
 -2%
 -4%
 -6%      (bar 1)       (bar 2)       (bar 3)
 -8%       -7.75%        -9.30%        -8.64%
-10%

(bar 1) AXP Large Cap Value Fund Class A (excluding sales charge)

(bar 2) Russell 1000(R) Value Index(1) (unmanaged)

(bar 3) Lipper Large-Cap Value Funds Index(2)

(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value Index consists of companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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6 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > As we began pursuing our investment objective -- to identify stocks that are out of favor yet remain fundamentally sound with reasonable earnings growth prospects -- a somewhat conservative approach aided the Fund's performance. (end callout quote)

    In the financial sector, the Fund focused on diversified financial services companies, savings and loans companies and select bank stocks. While the Fund's holdings in bank stocks performed well, the Fund had underweighted exposure to these stocks, which detracted from performance.

    One of the foundations of our investment philosophy is to seek value with reasonable growth prospects; we found some attractive opportunities in the midst of the market's sell-off. We believe focusing on value stocks that offer some future growth potential can create an optimal long-term investment vehicle for our clients.

TOTAL RETURNS SINCE INCEPTION
as of July 31, 2002

At Net Asset
Value (NAV)(1)          Class A        Class B         Class C        Class Y
1 year                    N/A            N/A             N/A            N/A
5 years                   N/A            N/A             N/A            N/A
10 years                  N/A            N/A             N/A            N/A
Total returns
since inception          -7.75%(2)      -7.75%(2)       -7.75%(2)      -7.75%(2)

With Sales Charge       Class A        Class B         Class C        Class Y
1 year                    N/A            N/A             N/A            N/A
5 years                   N/A            N/A             N/A            N/A
10 years                  N/A            N/A             N/A            N/A
Total returns
since inception         -13.06%(2)     -12.37%(2)       -8.68%(2)      -7.75%(2)

(1) Excluding sales charge.

(2) Inception date was June 27, 2002. Returns are not annualized.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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7 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for the months ahead?

A: Going forward, the Fund will continue to utilize a bottom-up investment process, seeking companies offering value with reasonable growth prospects. While we decreased our healthcare holdings, the Fund will remain overweighted in its exposure to the healthcare sector, specifically healthcare services, hospitals and pharmaceuticals stocks. In addition, while large-cap stocks have battled adversity recently, we believe the current investment atmosphere is turning to favor larger-cap issues.

    Many experts are beginning to question the strength of the economic rebound, and as these questions intensify, investors historically flock to larger, more established companies. In addition, a weakening U.S. dollar will most likely benefit large, multinational U.S. corporations as their products become more attractive in global markets. Despite negative investor sentiment, we believe attractive opportunities will present themselves in the coming months. With expectations low, we believe ample room is available for earnings surprises and stock appreciation in large-cap companies, making AXP Large Cap Value Fund a viable addition to a well-diversified investment portfolio.

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8 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Large Cap Value Fund

July 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (89.9%)
Issuer                                                Shares            Value(a)

Aerospace & defense (1.2%)
Boeing                                                   343             $14,241
General Dynamics                                         148              11,976
Lockheed Martin                                          242              15,515
United Technologies                                      309              21,476
Total                                                                     63,208

Airlines (0.1%)
Northwest Airlines Cl A                                  319(b)            2,960

Automotive & related (1.1%)
Ford Motor                                             1,200              16,164
General Motors                                           403              18,759
Navistar Intl                                            296               7,634
Sonic Automotive                                         250(b)            4,995
Tower Automotive                                       1,300(b)            9,737
Total                                                                     57,289

Banks and savings & loans (11.6%)
Bank of America                                        1,700             113,049
Bank of New York                                         416              13,320
Bank One                                               1,168              45,447
FleetBoston Financial                                  3,100              71,920
J.P. Morgan Chase                                      2,150              53,664
Mellon Financial                                       1,319              35,059
PNC Financial Services Group                           1,650              69,548
U.S. Bancorp                                           3,150              67,379
Wachovia                                               1,650              59,070
Washington Mutual                                        562              21,024
Wells Fargo                                            1,650              83,919
Total                                                                    633,399

Beverages & tobacco (4.2%)
Anheuser-Busch                                           636              32,888
Coca-Cola                                                349              17,429
PepsiCo                                                1,427              61,275
Philip Morris                                          2,570             118,349
Total                                                                    229,941

Building materials & construction (1.3%)
Centex                                                   431              20,666
Fleetwood Enterprises                                  1,086               4,507
Masco                                                  1,206              29,186
Temple-Inland                                            296              15,895
Total                                                                     70,254

Chemicals (1.9%)
Dow Chemical                                             542              15,648
du Pont (EI) de Nemours                                1,472              61,691
Praxair                                                  347              18,148
Solutia                                                1,322               8,276
Total                                                                    103,763

Communications equipment & services (2.3%)
EchoStar Communications Cl A                             367(b)            5,986
Fairchild Semiconductor Intl Cl A                        230(b)            4,101
Lucent Technologies                                    2,200(b)            3,850
Motorola                                               2,250              26,100
Teradyne                                                 450(b)            6,750
Verizon Communications                                 2,350              77,550
Total                                                                    124,337

Computer software & services (0.7%)
Microsoft                                                389(b)           18,653
Oracle                                                 1,800(b)           18,016
Total                                                                     36,669

Computers & office equipment (3.4%)
Apple Computer                                           909(b)           13,871
Cisco Systems                                          1,084(b)           14,298
Computer Associates Intl                               2,900              27,086
Computer Sciences                                        175(b)            6,475
Comverse Technology                                      825(b)            6,567
Dell Computer                                            457(b)           11,393
Hewlett-Packard                                        5,193              73,481
Intl Business Machines                                   156              10,982
SABRE Holdings Cl A                                      294(b)            7,797
Sun Microsystems                                       3,402(b)           13,336
Total                                                                    185,286

See accompanying notes to investments in securities.

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9 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                 Shares           Value(a)

Electronics (1.3%)
Advanced Micro Devices                                   570(b)           $4,577
Agilent Technologies                                     188(b)            3,549
Amphenol Cl A                                            201(b)            7,568
Flextronics Intl                                       2,818(b,c)         22,318
Intel                                                    800              15,032
KLA-Tencor                                               107(b)            4,215
Micron Technology                                        461(b)            8,985
Natl Semiconductor                                       187(b)            3,387
Total                                                                     69,631

Energy (7.9%)
Burlington Resources                                     599              21,893
ChevronTexaco                                          1,670             125,249
Conoco                                                 3,550              85,626
Exxon Mobil                                            2,500              91,900
FirstEnergy                                              889              27,337
Grant Prideco                                          1,022(b)           10,210
Phillips Petroleum                                     1,270              65,723
Total                                                                    427,938

Energy equipment & services (1.2%)
Schlumberger                                             855              36,697
Transocean                                               696              17,748
Weatherford Intl                                         281(b)           11,397
Total                                                                     65,842

Financial services (9.7%)
Allmerica Financial                                      666              18,182
Capital One Financial                                    162               5,135
CIT Group                                                355               7,973
Citigroup                                              5,650             189,501
Fannie Mae                                             1,017              76,163
Freddie Mac                                            1,329              82,332
Household Intl                                           282              12,033
Lehman Brothers Holdings                                 585              33,175
MBNA                                                   1,146              22,221
Merrill Lynch                                            909              32,406
Morgan Stanley                                         1,178              47,532
Total                                                                    526,653

Food (1.0%)
General Mills                                            831              34,445
Kraft Foods Cl A                                         508              18,796
Total                                                                     53,241

Furniture & appliances (1.3%)
Black & Decker                                           528              24,024
Leggett & Platt                                          391               8,794
Maytag                                                   376              12,457
Miller (Herman)                                          671              11,373
Whirlpool                                                253              14,515
Total                                                                     71,163

Health care (6.7%)
Abbott Laboratories                                      876              36,275
Biomet                                                   402              10,424
Bristol-Myers Squibb                                   1,515              35,496
Genzyme-General Division                                 860(b)           19,591
Guidant                                                  331(b)           11,519
Johnson & Johnson                                        202              10,706
Merck & Co                                             1,018              50,493
Pfizer                                                 2,200              71,170
Pharmacia                                                552              24,696
Schering-Plough                                        1,373              35,012
Waters                                                   228(b)            5,178
Wyeth                                                  1,409              56,219
Total                                                                    366,779

Health care services (2.5%)
Cardinal Health                                          909              52,358
Caremark Rx                                            1,000(b)           15,700
HCA                                                      572              26,884
McKesson                                                 721              23,735
Universal Health Services Cl B                           334(b)           15,792
Total                                                                    134,469

Household products (2.9%)
Avon Products                                            652              30,162
Gillette                                               1,200              39,456
Kimberly-Clark                                           430              26,252
Newell Rubbermaid                                        335              10,077
Procter & Gamble                                         559              49,744
Total                                                                    155,691

Industrial equipment & services (0.9%)
Caterpillar                                              242              10,817
Ingersoll-Rand Cl A                                      395(c)           15,164
Kennametal                                               322              10,446
Milacron                                                 715               5,427
Parker-Hannifin                                          187               7,529
Total                                                                     49,383

See accompanying notes to investments in securities.

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10 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (4.2%)
AFLAC                                                    608             $19,097
Allstate                                               1,234              46,904
American Intl Group                                    1,590             101,634
Hartford Financial Services Group                        363              18,368
John Hancock Financial Services                          162               5,362
MetLife                                                1,370              38,620
Total                                                                    229,985

Leisure time & entertainment (1.5%)
AOL Time Warner                                        6,000(b)           69,000
Viacom Cl B                                              323(b)           12,571
Total                                                                     81,571

Media (1.8%)
Clear Channel Communications                             618(b)           16,099
Comcast Cl A                                             504(b)           10,534
Disney (Walt)                                          1,400              24,822
McGraw-Hill Companies                                    141               8,820
Tribune                                                  174               6,943
USA Interactive                                        1,310(b)           28,883
Total                                                                     96,101

Metals (0.7%)
Alcan                                                    250(c)            6,950
Alcoa                                                    635              17,177
Phelps Dodge                                             472              16,133
Total                                                                     40,260

Multi-industry conglomerates (4.4%)
Cendant                                                3,200(b)           44,224
Emerson Electric                                         320              16,304
General Electric                                       2,300              74,059
Honeywell Intl                                         1,263              40,871
Manpower                                                 195               7,344
Textron                                                  674              26,556
Tyco Intl                                              1,223(c)           15,654
Xerox                                                  2,000(b)           13,900
Total                                                                    238,912

Paper & packaging (0.5%)
Bowater                                                  255              11,625
Intl Paper                                               368              14,654
Total                                                                     26,279

Real estate investment trust (1.4%)
Apartment Investment & Management Cl A                   367              16,500
Equity Office Properties Trust                         1,700              44,846
Starwood Hotels & Resorts Worldwide                      584              15,009
Total                                                                     76,355

Restaurants & lodging (1.0%)
McDonald's                                               971              24,032
Wendy's Intl                                             815              29,984
Total                                                                     54,016

Retail (4.6%)
AutoNation                                               750(b)           10,118
AutoZone                                                 241(b)           17,774
Best Buy                                                 334(b)           10,989
BJ's Wholesale Club                                      403(b)           14,165
Circuit City Stores-Circuit City Group                   334               5,695
Costco Wholesale                                         515(b)           17,958
CVS                                                      888              25,397
Dollar General                                           368               6,315
Federated Dept Stores                                    309(b)           11,621
Home Depot                                               750              23,160
Perrigo                                                   50(b)              578
Safeway                                                1,014(b)           28,209
Sears, Roebuck & Co                                      501              23,632
Staples                                                  268(b)            4,473
Target                                                 1,320              44,022
Wal-Mart Stores                                          140               6,885
Total                                                                    250,991

Textiles & apparel (0.2%)
Liz Claiborne                                            450              12,983

Transportation (0.1%)
Union Pacific                                            121               7,099

Utilities -- electric (2.5%)
Dominion Resources                                       759              45,115
Duke Energy                                            1,650              42,059
TXU                                                      954              41,146
Xcel Energy                                              997               6,939
Total                                                                    135,259

See accompanying notes to investments in securities.

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11 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Utilities -- telephone (3.9%)
ALLTEL                                                   471             $19,085
AT&T                                                   4,733              48,182
BellSouth                                              2,150              57,727
Davel Communications                                   1,300(b)               49
KT                                                       675(c)           13,784
Liberty Media Cl A                                     2,600(b)           20,436
SBC Communications                                     1,973              54,573
Total                                                                    213,836

Total common stocks
(Cost: $5,024,170)                                                    $4,891,543

Short-term security (9.2%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
         09-10-02              1.71%                $500,000            $499,026

Total short-term security
(Cost: $499,050)                                                        $499,026

Total investments in securities
(Cost: $5,523,220)(d)                                                 $5,390,569

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of July 31, 2002, the value of foreign securities represented 1.4% of net assets.

(d) At July 31, 2002, the cost of securities for federal income tax purposes was $5,560,828 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                          $  79,212
     Unrealized depreciation                                           (249,471)
                                                                       --------
     Net unrealized depreciation                                      $(170,259)
                                                                      ---------

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12 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Large Cap Value Fund

July 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $5,523,220)                                                                          $5,390,569
Cash in bank on demand deposit                                                                              356,986
Capital shares receivable                                                                                    12,791
Dividends and accrued interest receivable                                                                     3,005
Receivable for investment securities sold                                                                    67,939
                                                                                                             ------
Total assets                                                                                              5,831,290
                                                                                                          ---------
Liabilities
Payable for investment securities purchased                                                                 386,593
Accrued investment management services fee                                                                       86
Accrued distribution fee                                                                                         64
Accrued transfer agency fee                                                                                      25
Accrued administrative services fee                                                                               7
Other accrued expenses                                                                                        2,295
                                                                                                              -----
Total liabilities                                                                                           389,070
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                       $5,442,220
                                                                                                         ==========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $   12,035
Additional paid-in capital                                                                                5,607,707
Undistributed net investment income                                                                           2,951
Accumulated net realized gain (loss) (Note 6)                                                               (47,822)
Unrealized appreciation (depreciation) on investments                                                      (132,651)
                                                                                                           --------
Total -- representing net assets applicable to outstanding capital stock                                 $5,442,220
                                                                                                         ==========
Net assets applicable to outstanding shares:                Class A                                      $3,967,946
                                                            Class B                                      $1,407,563
                                                            Class C                                      $   54,806
                                                            Class Y                                      $   11,905
Net asset value per share of outstanding capital stock:     Class A shares            877,336            $     4.52
                                                            Class B shares            311,368            $     4.52
                                                            Class C shares             12,125            $     4.52
                                                            Class Y shares              2,632            $     4.52
                                                                                        -----            ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Large Cap Value Fund

For the period from June 27, 2002* to July 31, 2002
Investment income
Income:
Dividends                                                                                                 $   3,780
Interest                                                                                                        380
                                                                                                                ---
Total income                                                                                                  4,160
                                                                                                              -----
Expenses (Note 2):
Investment management services fee                                                                            1,827
Distribution fee
   Class A                                                                                                      632
   Class B                                                                                                      480
   Class C                                                                                                       26
Transfer agency fee                                                                                             368
Incremental transfer agency fee
   Class A                                                                                                       25
   Class B                                                                                                       24
   Class C                                                                                                        2
Service fee -- Class Y                                                                                            1
Administrative services fees and expenses                                                                       152
Custodian fees                                                                                                5,100
Printing and postage                                                                                          1,700
Registration fees                                                                                            44,824
Audit fees                                                                                                   14,500
Other                                                                                                            17
                                                                                                                 --
Total expenses                                                                                               69,678
   Expenses waived/reimbursed by AEFC (Note 2)                                                              (65,813)
                                                                                                            -------
                                                                                                              3,865
   Earnings credits on cash balances (Note 2)                                                                   (66)
                                                                                                                ---
Total net expenses                                                                                            3,799
                                                                                                              -----
Investment income (loss) -- net                                                                                 361
                                                                                                                ---
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                           (55,209)
   Futures contracts                                                                                          7,326
                                                                                                              -----
Net realized gain (loss) on investments                                                                     (47,883)
Net change in unrealized appreciation (depreciation) on investments                                         (91,249)
                                                                                                            -------
Net gain (loss) on investments                                                                             (139,132)
                                                                                                           --------
Net increase (decrease) in net assets resulting from operations                                           $(138,771)
                                                                                                          ---------

* When shares became publicly available.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Statement of changes in net assets
AXP Large Cap Value Fund

For the period from June 27, 2002* to July 31, 2002
Operations
Investment income (loss) -- net                                                                          $      361
Net realized gain (loss) on investments                                                                     (47,883)
Net change in unrealized appreciation (depreciation) on investments                                         (91,249)
                                                                                                            -------
Net increase (decrease) in net assets resulting from operations                                            (138,771)
                                                                                                           --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                                2,213,078
   Class B shares                                                                                         1,424,918
   Class C shares                                                                                            46,247
   Class Y shares                                                                                             3,000
Payments for redemptions
   Class A shares                                                                                           (25,502)
   Class B shares (Note 2)                                                                                  (40,778)
                                                                                                            -------
Increase (decrease) in net assets from capital share transactions                                         3,620,963
                                                                                                          ---------
Total increase (decrease) in net assets                                                                   3,482,192
Net assets at beginning of period (Note 1)**                                                              1,960,028
                                                                                                          ---------
Net assets at end of period                                                                              $5,442,220
                                                                                                         ==========
Undistributed net investment income                                                                      $    2,951
                                                                                                         ----------

  * When shares became publicly available.

 ** Initial capital of $2,000,000 was contributed on June 20, 2002. The Fund had a decrease in net assets resulting from operations of $39,972 during the period from June 20, 2002 to June 27, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Large Cap Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. On June 20, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 27, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,160 and accumulated net realized loss has been decreased by $61 resulting in a net reclassification adjustment to decrease paid-in capital by $1,221.

The tax character of distributions paid for the period indicated is as follows:

For the period from June 27, 2002* to July 31, 2002

Class A
Distributions paid from:
     Ordinary income                                                    $--
     Long-term capital gain                                              --

Class B
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class C
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

Class Y
Distributions paid from:
     Ordinary income                                                     --
     Long-term capital gain                                              --

* When shares became publicly available.

As of July 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                     $   2,922
Accumulated gain (loss)                                           $ (10,185)
Unrealized appreciation (depreciation)                            $(170,259)

--------------------------------------------------------------------------------
18 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The first adjustment will be made on January 1, 2003 and will cover the six-month period beginning July 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
19 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $8,538 for Class A for the period ended July 31, 2002.

AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until July 31, 2003. Under this agreement, total expenses will not exceed 1.25% for Class A, 2.01% for Class B, 2.01% for Class C and 1.07% for Class Y of the Fund's average daily net assets. In addition, for the period ended July 31, 2002, AEFC and American Express Financial Advisors Inc. further voluntarily agreed to waive certain fees and reimburse expenses to 1.19% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.01% for Class Y shares.

During the period ended July 31, 2002, the Fund's custodian and transfer agency fees were reduced by $66 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,449,253 and $323,238 respectively, for the period ended July 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $9 for the period ended July 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the period from June 27, 2002* to July 31, 2002 are as follows:

                                                           June 27, 2002* to July 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                          489,221           318,593           10,125             632
Issued for reinvested distributions                --                --               --              --
Redeemed                                       (5,885)           (9,225)              --              --
                                              -------           -------           ------             ---
Net increase (decrease)                       483,336           309,368           10,125             632
                                              -------           -------           ------             ---

* When shares became publicly available.

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the period ended July 31, 2002.

--------------------------------------------------------------------------------
20 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $10,185 as of July 31, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $4.90
Income from investment operations:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                      (.38)
Total from investment operations                                       (.38)
Net asset value, end of period                                        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                  $4
Ratio of expenses to average daily net assets(c,e)                    1.19%(d)
Ratio of net investment income (loss) to average daily net assets      .23%(d)
Portfolio turnover rate (excluding short-term securities)                9%
Total return(i)                                                      (7.75%)

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $4.90
Income from investment operations:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                      (.38)
Total from investment operations                                       (.38)
Net asset value, end of period                                        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                  $1
Ratio of expenses to average daily net assets(c, f)                   1.95%(d)
Ratio of net investment income (loss) to average daily net assets     (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                9%
Total return(i)                                                      (7.75%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $4.90
Income from investment operations:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                      (.38)
Total from investment operations                                       (.38)
Net asset value, end of period                                        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c, g)                   1.95%(d)
Ratio of net investment income (loss) to average daily net assets     (.45%)(d)
Portfolio turnover rate (excluding short-term securities)                9%
Total return(i)                                                      (7.75%)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2002(b)
Net asset value, beginning of period                                  $4.90
Income from investment operations:
Net investment income (loss)                                             --
Net gains (losses) (both realized and unrealized)                      (.38)
Total from investment operations                                       (.38)
Net asset value, end of period                                        $4.52

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--
Ratio of expenses to average daily net assets(c, h)                   1.01%(d)
Ratio of net investment income (loss) to average daily net assets      .31%(d)
Portfolio turnover rate (excluding short-term securities)                9%
Total return(i)                                                      (7.75%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 27, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 20.50% for the period ended July 31, 2002.

(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 21.26% for the period ended July 31, 2002.

(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 21.26% for the period ended July 31, 2002.

(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 20.32% for the period ended July 31, 2002.

(i)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
23 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GROWTH SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Large Cap Value Fund (a series of AXP Growth Series, Inc.) as of July 31, 2002, the related statements of operations, changes in net assets and the financial highlights for the period from June 27, 2002 (when shares became publicly available) to July 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Large Cap Value Fund as of July 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for the period stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

September 6, 2002

--------------------------------------------------------------------------------
24 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
Texaco, Inc.                                                          formerly with Texaco        Inc. (office equipment),
2000 Westchester Avenue                                               Inc., treasurer,            Reynolds & Reynolds
White Plains, NY 10650                                                1999-2001 and general       Company (information
Born in 1944                                                          manager, alliance           services), TECO Energy,
                                                                      management operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
25 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        Retired president and
901 S. Marquette Ave.                                                 professor of economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

--------------------------------------------------------------------------------
26 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice president -
50005 AXP Financial Center                                            investment accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; vice
Born in 1955                                                          president - finance,
                                                                      American Express Company,
                                                                      2000-2002; vice president
                                                                      - corporate controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
27 -- AXP LARGE CAP VALUE FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP International Equity Index Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Nasdaq 100 Index(R) Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund
AXP Total Stock Market Index Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Select Value Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (9/02)

AXP Large Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6246 C (9/02)